                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     June 11, 1997
                                                ------------------------------


                          CASE RECEIVABLES II INC.
             (Exact Name of Registrant as Specified in Charter)


          Delaware                   33-99298                  76-0439709
------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)               File Number)          Identification No.)


233 Lake Avenue, Racine, Wisconsin                               53403
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code     (414) 636-6011
                                                   ---------------------------


                  233 Lake Avenue, Racine, Wisconsin 53403
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

         In the Prospectus Supplement dated March 11, 1997, issued under Registration Statement No. 33-99298, the Registrant stated that, following the end of the Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool of Case Equipment Loan Trust 1997-A upon completion of the Funding Period. Following below is such information:


                    Composition of the Receivables Pool
                    as of the end of the Funding Period

  Weighted
  Average                                Weighted      Weighted      Average
   APR of      Aggregate    Number of     Average        Average     Contract
Receivables Contract Value Receivables Remaining Term Original Term   Value
----------- -------------- ----------- -------------- -------------  --------
   8.652%    $627,756,752     21,434    45.92 months   50.83 months  $28,288




                Distribution by APR of the Receivables Pool
                    as of the end of the Funding Period


                                                                                                      Percent of
                                                                                  Aggregate           Aggregate
                                                               Number of          Contract             Contract
 APR Range                                                    Receivables           Value               Value
-----------                                                   -----------        ------------         ----------

 3.00% to 3.99%......................................               643          $ 10,745,255             1.71
 4.00% to 4.99%......................................               104             6,374,701             1.02
 5.00% to 5.99%......................................             1,028            26,934,944             4.29
 6.00% to 6.99%......................................             2,357            37,359,976             5.95
 7.00% to 7.99%......................................             5,705           159,282,268            25.37
 8.00% to 8.99%......................................             3,085           156,182,523            24.88
 9.00% to 9.99%......................................             2,103           117,468,032            18.71
10.00% to 10.99%.....................................             5,279            97,160,282            15.48
11.00% to 11.99%.....................................               792            10,233,348             1.63
12.00% to 12.99%.....................................               204             3,345,811              .53
13.00% to 13.99%.....................................               124             2,168,861              .35
14.00% to 14.99%.....................................                25               477,008              .08
15.00% to 15.99%....................................                  5                23,942              .00
                                                              ---------        --------------         --------
         Total    ...................................            21,434          $627,756,752           100.00
                                                                =======          ============          =======

                                                       2





           Distribution by Equipment Type of the Receivables Pool as of the end of the Funding Period

                                                                                                      Percent of
                                                                                   Aggregate          Aggregate
                                                              Number of            Contract           Contract
Type                                                          Receivables            Value              Value
----                                                          -----------          ---------          ----------
Agricultural
         New      ...................................             6,861         $ 187,438,178            29.86
         Used     ...................................             8,897           235,535,440            37.52
Construction
         New      ...................................             3,724           137,281,949            21.87
         Used     ...................................             2,352            67,501,185            10.75
                                                               --------         -------------         --------
                  Total..............................            21,434          $627,756,752           100.00
                                                                =======          ============          =======




           Distribution by Payment Frequency of the Receivables Pool as of the end of the Funding Period

                                                                                                     Percent of
                                                                                 Aggregate           Aggregate
                                                               Number of         Contract            Contract
Frequency                                                     Receivables          Value               Value
---------                                                     -----------        ------------        ----------
Annual            ...................................            11,813          $358,861,730            57.16%
Semiannual        ...................................               964            29,673,303             4.73
Quarterly         ...................................               150             3,801,255             0.61
Monthly           ...................................             8,507           235,420,464            37.50
                                                               --------          ------------         --------
         Total    ...................................            21,434          $627,756,752           100.00%
                                                                =======          ============          =======

                                                       3






           Distribution by Current Value of the Receivables Pool as of the end of the Funding Period

                                                                                                      Percent of
Contract                                                                          Aggregate           Aggregate
 Value                                                         Number of          Contract             Contract
 Range                                                        Receivables           Value               Value
--------                                                      -----------        ------------         ----------

$       0.01 to $  5,000.00..........................             2,896           $ 8,067,938             1.29
    5,000.01 to   10,000.00..........................             3,826            28,409,397             4.53
  10,000.01 to   15,000.00...........................             3,076            37,892,927             6.04
  15,000.01 to   20,000.00...........................             2,157            37,274,494             5.94
  20,000.01 to   25,000.00...........................             1,424            31,607,107             5.03
  25,000.01 to   30,000.00...........................             1,166            32,039,606             6.10
  30,000.01 to   35,000.00...........................               969            31,412,400             5.00
  35,000.01 to   40,000.00...........................               906            33,967,418             5.41
  40,000.01 to   45,000.00...........................               649            38,071,736             5.75
  45,000.01 to   50,000.00...........................               882            32,415,970             5.16
  50,000.01 to   55,000.00...........................               589            30,870,169             4.92
  55,000.01 to   60,000.00...........................               472            27,084,661             4.31
  60,000.01 to   65,000.00...........................               346            21,561,178             3.43
  65,000.01 to   70,000.00...........................               332            22,394,495             3.57
  70,000.01 to   75,000.00...........................               268            19,424,624             3.09
  75,000.01 to   80,000.00...........................               869            76,005,268            11.95
 100,000.01 to 200,000.00............................               706            89,698,757            14.27
 200,000.01 to 300,000.00............................                60            14,737,029             2.35
 300,000.01 and over.................................                41            17,921,575             2.85
                                                               --------         -------------         --------
         Total    ...................................            21,434          $627,756,752           100.00
                                                                =======          ============          =======

                                                       4






              Geographic Distribution of the Receivables Pool
                    as of the end of the Funding Period


                                      Percent of                                                   Percent of
                                      Aggregate                                                    Aggregate
State(1)                           Contract Value            State                              Contract Value
--------                           --------------            -----                              --------------
Alabama.............................   1.50%                 Nebraska...........................    3.91%
Alaska..............................   0.15                  Nevada.............................    0.55
Arizona............................    1.69                  New Hampshire......................    0.24
Arkansas............................   4.82                  New Jersey.........................    0.85
California.........................    2.83                  New Mexico.........................    0.23
Colorado............................   1.68                  New York...........................    2.05
Connecticut.........................   0.26                  North Carolina.....................    2.27
Delaware............................   0.36                  North Dakota.......................    1.88
District of Columbia................   0.01                  Ohio...............................    3.79
Florida.............................   1.64                  Oklahoma...........................    1.18
Georgia.............................   2.79                  Oregon.............................    2.09
Hawaii..............................   0.03                  Pennsylvania.......................    2.13
Idaho...............................   1.54                  Rhode Island.......................    0.02
Illinois............................   6.40                  South Carolina.....................    0.94
Indiana.............................   3.45                  South Dakota.......................    2.81
Iowa................................   6.31                  Tennessee..........................    2.64
Kansas..............................   3.12                  Texas..............................    6.46
Kentucky............................   1.91                  Utah...............................    0.87
Louisiana...........................   1.63                  Vermont............................    0.17
Maine...............................   0.37                  Virginia...........................    1.13
Maryland............................   1.00                  Washington.........................    2.21
Massachusetts.......................   0.18                  West Virginia......................    0.32
Michigan............................   2.55                  Wisconsin..........................    2.19
Minnesota...........................   4.28                  Wyoming............................    0.39
Mississippi.........................   2.53                                                      -------
Missouri............................   4.18                       Total.........................  100.00%
Montana   ..........................   1.44


--------------------------
(1)      Based on billing addresses of Obligors.


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


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          CASE RECEIVABLES II INC.
                                (Registrant)




Dated: June 24, 1997                            By: /s/  Peter Hong
                                                   --------------------------
                                                   Peter Hong
                                                   Treasurer

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